UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Executive Employment Agreements
On March 1, 2018 the Company and Daniel A. DeMatteo entered into a letter agreement that amends Mr. DeMatteo’s Executive Employment Agreement. The amendment: (i) provides that Mr. DeMatteo’s base annual salary is set at $400,000; and (ii) changes the definition of “Disability” in the Executive Employment Agreement.
On March 1, 2018 the Company and Michael K. Mauler entered into a letter agreement that amends Mr. Mauler’s Executive Employment Agreement. The amendment: (i) reflects Mr. Mauler’s appointment as the Chief Executive Officer of the Company; (ii) provides for an increase to Mr. Mauler’s base annual salary to $1,000,000 and to his target annual bonus opportunity percentage to 200%; and (iii) changes the definition of “Disability” in the Executive Employment Agreement.
On March 1, 2018 the Company and Robert A. Lloyd entered into a letter agreement that amends Mr. Lloyd’s Executive Employment Agreement. The amendment: (i) provides for an increase to Mr. Lloyd’s base annual salary to $709,000 and to his target annual bonus opportunity percentage to 125%; and (ii) changes the definition of “Disability” in the Executive Employment Agreement.
The foregoing summaries of the amendments are qualified in their entirety by reference to the letter agreements themselves, which are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3 and which are incorporated by reference into this Item 5.02. The Employment Agreements that were amended are attached as exhibits to a Current Report on Form 8-K filed by the Company on May 13, 2013.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated March 1, 2018 with Daniel A. DeMatteo. *
10.2	Amendment to Employment Agreement dated March 1, 2018 with Michael K. Mauler. *
10.3	Amendment to Employment Agreement dated March 1, 2018 with Robert A. Lloyd. *
* Compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: March 6, 2018	By:	/s/ ROBERT A. LLOYD
Name: Robert A. Lloyd Title: Executive Vice President and Chief Financial Officer